SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 21, 2020

OptimizeRx Corporation

(Exact name of registrant as specified in its charter)

Nevada	001-38543	26-1265381
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

400 Water Street, Suite 200, Rochester, MI	48307
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 248.651.6568

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock	OPRX	Nasdaq Capital Market

SECTION 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective July 21, 2020, we have appointed Mr. Greg Wasson as member of our Board of Directors.

As president and CEO of Walgreens, Mr. Wasson led the company to record sales of $76.4 billion in 2014. He created significant shareholder value by completing game-changing mergers and acquisitions, leading complex organizational and structural change, assembling a diverse and high-performance senior leadership team, and establishing Walgreens as an industry leader. Mr. Wasson is largely credited for transforming the iconic 114-year-old domestic company into the first global pharmacy-led, health, well-being, and beauty enterprise via the successful merger with European-based Alliance Boots in 2015.

Prior to being appointed president and CEO of the combined companies, Walgreens Boots Alliance, Mr. Wasson had risen through the ranks through a number of positions of increasing responsibility and executive leadership, starting as a Walgreens pharmacist technician in 1981.

There has been no arrangement or understanding between Mr. Wasson and any other person pursuant to which he was selected as a director of our company.

We have not yet selected Mr. Wasson to participate in any of our committees, but we plan do so in the near future.

There are no transactions in which Mr. Wasson has an interest in our company requiring disclosure pursuant to Item 404(a) of Regulation S-K.

As non-employee directors, Mr. Wasson will be entitled to participate in our Director Compensation Plan.

ITEM 8 – OTHER EVENTS

Item 8.01 Other Events

On July 21, 2020, we issued a press release announcing the appointment of Mr. Wasson to our Board of Directors. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 8.01 of this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SECTION 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release dated July 21, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OptimizeRx Corporation

/s/ Douglas Baker
Douglas Baker
Chief Financial Officer

Date July 22, 2020

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